Exhibit 99.1

Investor Contact	Media Contact
Laurie Poggi	Roanne Kulakoff and Joseph Kuo
Kohlberg Kravis Roberts & Co. L.P.	Kekst and Company
415-315-3718	212-521-4837 and 212-521-4863

KKR Financial Holdings LLC Announces Third Quarter 2008 Financial Results

SAN FRANCISCO, CA, November 10, 2008—KKR Financial Holdings LLC (NYSE: KFN) (“KFN” or the “Company”) today announced its results for the third quarter ended September 30, 2008, as well as several important steps to enhance its flexibility in dealing with the current level of unprecedented market volatility.

Actions to Enhance Flexibility:

•                  The Company has entered into a $300.0 million senior secured asset-based revolving credit facility that matures in November 2010.  The new $300.0 million credit facility is being provided by Bank of America, N.A. and Citicorp North America, Inc.  The proceeds from the new facility and existing liquidity will be used to retire the Company’s existing revolving credit facility due June 2009, which currently has $368.3 million in borrowings outstanding.  The new facility extends the Company’s revolving credit maturity and provides for less restrictive financial covenants that will enhance the Company’s flexibility to make appropriate portfolio management decisions on behalf of its shareholders.

•                  The Company has also arranged a $100.0 million standby unsecured revolving credit facility that matures in December 2010.  The new $100.0 million credit facility is being provided by the Company’s external manager, KKR Financial Advisors LLC, and Kohlberg Kravis Roberts & Co. (Fixed Income) LLC, the parent of the Company’s external manager.  The Company entered into the $100.0 million credit facility in order to enhance the Company’s flexibility, as and if needed, in bridging the difference between the $368.3 million in borrowings outstanding under the existing credit facility with the $300.0 million borrowing capacity under the new facility.

•                  The Company has elected to retain capital and not pay a dividend for the third quarter of 2008.

Third Quarter Results

•                  For the third quarter ended September 30, 2008, GAAP net income totaled $49.0 million, or $0.33 per diluted common share and economic net income, a non-GAAP financial measurement, totaled $48.9 million, or $0.33 per diluted common share. Economic net income is the Company’s GAAP net income adjusted to exclude share-based compensation expense.

For the three and nine months ended September 30, 2008, the Company reported GAAP net income totaling $49.0 million, or $0.33 per diluted common share, and $100.5 million, or $0.73 per diluted common share, respectively. GAAP net loss for the three and nine months ended September 30, 2007 totaled $261.5 million, or $(2.98) per diluted common share, and $160.1 million, or $(1.93) per diluted common share, respectively.

For the three and nine months ended September 30, 2008, economic net income, a non-GAAP financial measurement, totaled $48.9 million, or $0.33 per diluted common share, and $101.5 million, or $0.74 per diluted common share, respectively. Economic net loss, a non-GAAP financial measurement, for the three and nine months ended September 30, 2007 totaled $265.9 million, or $(3.03) per diluted common share, and $157.8 million, or $(1.91) per diluted common share, respectively. Economic net income is the Company’s net income adjusted to exclude share-based compensation. A reconciliation of GAAP net income to economic net income is provided in Schedule IV.

In addition, during the quarter ended September 30, 2008, the Company retired $5.0 million of trust preferred securities at a weighted-average dollar price of 38.0 and recorded a gain from the transactions of $3.1 million.

Senior Secured Asset-Based Revolving Credit Facility

On November 10, 2008, the Company entered into an agreement to replace its existing revolving credit facility with a new $300.0 million senior secured asset-based revolving credit facility. The new facility matures on November 10, 2010. The facility bears interest at a rate of 30-day London interbank offered rate (“LIBOR”) plus 3.00% per annum and the commitment of the initial lenders in the facility is reduced to $150.0 million on the one-year anniversary of the facility. The Company can satisfy the $150.0 million commitment reduction by either paying down the facility or syndicating the facility to other lenders prior to November 10, 2009. Under the terms of the credit agreement, the Company will be restricted from making cash distributions to its shareholders in excess of the amount estimated by the Company to be necessary for its shareholders to satisfy their federal and state tax liabilities with respect to their allocable share of the Company’s taxable income. This restriction will terminate as of November 10, 2009 as long as the Company satisfies certain borrowing base conditions contained in the credit agreement. The Company currently has $368.3 million outstanding under its existing revolving credit facility. As described under “Standby Revolving Credit Facility,” the Company has entered into a $100.0 million unsecured revolving credit agreement in order to enhance the Company’s flexibility in bridging the difference in the balance outstanding under its current credit facility with the borrowing capacity under the new facility.

Standby Revolving Credit Facility

On November 10, 2008, the Company entered into an agreement for a two-year $100.0 million standby unsecured revolving credit agreement with the Company’s external manager, KKR Financial Advisors LLC, and Kohlberg Kravis Roberts & Co. (Fixed Income) LLC, the parent of the Company’s external manager. The borrowing facility matures in December 2010 and bears interest at a rate equal to LIBOR for an interest period of 1, 2 or 3 months (at the Company’s option) plus 15.00% per annum.  Under the terms of the agreement, the Company can elect to capitalize a portion of accrued interest on any loan under the agreement by adding up to 80% of the interest due and payable at a particular time in respect of such loan to the outstanding principal amount of the loan.

Election Not to Pay a Third Quarter Dividend

The Company has elected to retain capital and not pay a dividend for the third quarter of 2008. The Company’s decision to suspend its dividend to shareholders stems from the unprecedented level of illiquidity in the global financial markets and the Company’s determination that maintaining maximum flexibility through retaining capital is prudent given the current environment.

Leverage

As of September 30, 2008, net economic leverage, a non-GAAP financial measurement, was 3.1x.  The computation of net economic leverage is included in Schedule IV.

Book Value Per Common Share

The Company’s GAAP book value per common share outstanding was $11.47 and $14.27 as of September 30, 2008 and December 31, 2007, respectively.

Information for Investors: Conference Call and Webcast

The Company will host a conference call and audio webcast to review its third quarter 2008 results on Monday, November 10, 2008, at 5:00 p.m. EST. The conference call can be accessed by dialing 800-390-5705 (Domestic) or 719-457-2080 (International); a pass code is not required. A replay will be available through Monday, November 17, 2008 by dialing 888-203-1112 (Domestic) and 719-457-0820 (International) / pass code 4264254. Supplemental materials that will be discussed during the call, as well as a live webcast of the call, will be accessible on the Company’s website, at www.kkr.com, via a link from the Investor Relations section. A replay of the audio webcast will be archived in the Investor Relations section of the Company’s website.

Note Regarding Use of Non-GAAP Financial Measurements

The non-GAAP financial measurements referred to in this earnings release are provided as supplemental information, and should not be relied upon as alternative measures to GAAP. These non-GAAP financial measurements consist of items calculated by the Company on an “economic” basis, which includes the following: (i) presentation of the Company’s proportionate share of certain structured finance vehicles where the Company holds a majority ownership interest (the “Joint CLOs”) and consolidates such vehicles in accordance with GAAP and (ii) exclusion of share-based compensation in the calculation of economic net income or loss. The Company believes that the non-GAAP financial measurements presented in this earnings release provide useful information to investors by providing an understanding of the Company’s financial condition and operating performance by which liquidity and periodic results, for purposes of evaluating the net income available for distribution to shareholders, can be assessed.

About KKR Financial Holdings LLC

KKR Financial Holdings LLC is a publicly traded specialty finance company that invests in multiple asset classes. KKR Financial Holdings LLC is externally managed by KKR Financial Advisors LLC, a wholly-owned subsidiary of Kohlberg Kravis Roberts & Co. (Fixed Income) LLC, which is a wholly-owned subsidiary of Kohlberg Kravis Roberts & Co. L.P.  Additional information regarding KKR Financial Holdings LLC is available at http://www.kkr.com.

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although KKR Financial Holdings LLC believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to source new investments, the availability and cost of capital for future investments, competition within the specialty finance sector, economic conditions, credit loss experience, availability of financing, maintenance of sufficient liquidity, and other risks disclosed from time to time in the Company’s filings with the SEC.

Schedule I

KKR Financial Holdings LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(Amounts in thousands, except per share information)

	For the three	For the three	For the nine	For the nine
	months ended	months ended	months ended	months ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007
Net investment income:
Securities interest income	$34,507	$37,725	$109,104	$87,661
Loan interest income	187,756	190,471	588,843	468,283
Dividend income	358	782	2,266	2,722
Other interest income	4,431	11,850	20,505	20,100
Total investment income	227,052	240,828	720,718	578,766
Interest expense	(118,105)	(145,058)	(400,207)	(381,107)
Interest expense to affiliates	(18,794)	(21,148)	(66,319)	(29,404)
Provision for loan losses	—	(25,000)	(10,000)	(25,000)
Net investment income	90,153	49,622	244,192	143,255
Other (loss) income:
Net realized and unrealized loss on derivatives and foreign exchange	(15,534)	(16,042)	(68,468)	(2,422)
Net realized and unrealized (loss) gain on investments	(28,278)	53,400	(59,254)	87,164
Net realized and unrealized gain (loss) on residential mortgage-backed securities, residential mortgage loans, and residential mortgage-backed securities issued, carried at estimated fair value	121	(39,286)	(14,651)	(40,978)
Net realized and unrealized gain on securities sold, not yet purchased	14,242	2,220	22,892	2,795
Gain on extinguishment of debt	3,056	—	20,281	—
Other income	2,470	2,760	7,939	7,347
Total other (loss) income	(23,923)	3,052	(91,261)	53,906
Non-investment expenses:
Related party management compensation	9,811	4,925	29,357	39,338
General, administrative and directors expenses	3,820	3,842	14,094	14,095
Professional services	1,335	2,194	4,263	3,495
Loan servicing	2,274	2,729	7,234	8,751
Total non-investment expenses	17,240	13,690	54,948	65,679
Income from continuing operations before equity in income of unconsolidated affiliate and income tax expense	48,990	38,984	97,983	131,482
Equity in income of unconsolidated affiliate	—	—	—	12,706
Income from continuing operations before income tax expense	48,990	38,984	97,983	144,188
Income tax expense	—	(386)	(116)	(1,245)
Income from continuing operations	48,990	38,598	97,867	142,943
Income (loss) from discontinued operations	—	(300,105)	2,668	(303,055)
Net income (loss)	$48,990	$(261,507)	$100,535	$(160,112)

Net income per common share:
Basic
Income per share from continuing operations	$0.33	$0.44	$0.72	$1.75
Income (loss) per share from discontinued operations	—	(3.43)	0.02	(3.71)
Net income (loss) per share	$0.33	$(2.99)	$0.74	$(1.96)
Diluted
Income per share from continuing operations	$0.33	$0.44	$0.71	$1.73
Income (loss) per share from discontinued operations	—	(3.42)	0.02	(3.66)
Net income (loss) per share	$0.33	$(2.98)	$0.73	$(1.93)

Weighted-average number of common shares outstanding:
Basic	149,612	87,443	136,777	81,692
Diluted	149,883	87,696	137,319	82,747

Distributions declared per common share	$0.40	$0.56	$1.30	$1.66

Schedule II

KKR Financial Holdings LLC

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Amounts in thousands, except share information)

	As of September 30, 2008	As of December 31, 2007
Assets
Cash and cash equivalents	$196,526	$524,080
Restricted cash and cash equivalents	855,791	1,067,797
Securities available-for-sale, $1,008,104 and $1,346,247 pledged as collateral as of September 30, 2008 and December 31, 2007, respectively	1,023,276	1,359,541
Corporate loans, net of allowance for loan losses of $35,000 and $25,000 as of September 30, 2008 and December 31, 2007, respectively	8,458,531	8,634,208
Residential mortgage-backed securities, at estimated fair value, $71,509 and $117,833 pledged as collateral as of September 30, 2008 and December 31, 2007, respectively	112,980	131,688
Residential mortgage loans, at estimated fair value	3,054,756	3,921,323
Corporate loans held for sale	28,201	—
Derivative assets	51,235	18,737
Interest and principal receivable	115,005	162,465
Non-marketable equity securities	17,505	20,084
Reverse repurchase agreements	27,645	69,840
Other assets	75,998	86,504
Assets of discontinued operations	—	3,049,758
Total assets	$14,017,449	$19,046,025
Liabilities
Repurchase agreements	$—	$2,808,066
Collateralized loan obligation senior secured notes	7,549,672	5,948,610
Collateralized loan obligation junior secured notes to affiliates	525,420	525,420
Secured revolving credit facility	378,306	167,024
Secured demand loan	—	24,151
Convertible senior notes	300,000	300,000
Junior subordinated notes	288,671	329,908
Subordinated notes to affiliates	84,000	152,574
Residential mortgage-backed securities issued, at estimated fair value	2,868,232	3,169,353
Accounts payable, accrued expenses and other liabilities	27,821	7,390
Accrued interest payable	56,901	114,035
Accrued interest payable to affiliates	36,317	44,121
Related party payable	5,071	9,694
Securities sold, not yet purchased	83,507	100,394
Derivative liabilities	82,968	56,663
Liabilities of discontinued operations	—	3,644,083
Total liabilities	12,286,886	17,401,486
Shareholders’ Equity
Preferred shares, no par value, 50,000,000 shares authorized and none issued and outstanding at September 30, 2008 and December 31, 2007	—	—
Common shares, no par value, 250,000,000 shares authorized, and 150,881,500 and 115,248,990 shares issued and outstanding at September 30, 2008 and December 31, 2007, respectively	—	—
Paid-in-capital	2,551,634	2,167,156
Accumulated other comprehensive loss	(377,924)	(157,245)
Accumulated deficit	(443,147)	(365,372)
Total shareholders’ equity	1,730,563	1,644,539
Total liabilities and shareholders’ equity	$14,017,449	$19,046,025

Schedule III

KKR Financial Holdings LLC

ECONOMIC INVESTMENT PORTFOLIO AS OF SEPTEMBER 30, 2008 (UNAUDITED)

(amounts in thousands) (1)	Amortized Cost	Estimated Fair Value	Portfolio Mix % by Fair Value
Corporate loans (2)(3)	$6,675,992	$5,684,674	83.3%
Corporate debt securities (3)	1,063,673	805,029	11.8
Residential mortgage-backed securities (4)	361,755	310,361	4.5
Marketable equity securities	17,322	5,577	0.1
Non-marketable equity securities	17,505	17,505	0.3
Total	$8,136,247	$6,823,146	100.0%

(1)                                    The table excludes securities sold, not yet purchased with a cost of $101.3 million and an estimated fair value of $83.5 million.

(2)                                    Total corporate loans exclude the allowance for loan losses of $35.0 million and include corporate loans held for sale with an estimated fair value of $23.0 million.

(3)                                    Represents corporate loans and debt securities adjusted to reflect the Company’s proportionate share of its investment of the Joint CLOs as further described above in the note regarding use of non-GAAP financial measurements. GAAP corporate loans and debt securities have an amortized cost of $8.5 billion and $1.4 billion, respectively, and estimated fair value of $7.2 billion and $1.0 billion, respectively.

(4)                                    Represents residential mortgage-backed securities with a cost of $130.8 million and an estimated fair value of $113.0 million, plus the net difference between residential mortgage loans (cost of $3.5 billion and estimated fair value of $3.1 billion) and residential mortgage-backed securities issued (cost of $3.3 billion and estimated fair value of $2.9 billion) plus $10.9 million of real estate owned, which is included in other assets on the consolidated balance sheet.

Schedule IV

KKR Financial Holdings LLC

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASUREMENTS (UNAUDITED)

Economic Net Income

The reconciliation of economic net income to GAAP net income for the three and nine months ended September 30, 2008 and 2007 is as follows:

(amounts in thousands)	For the three months ended September 30, 2008	For the three months ended September 30, 2007	For the nine months ended September 30, 2008	For the nine months ended September 30, 2007
Economic net income	$48,937	$(265,910)	$101,494	$(157,823)
Share-based compensation	53	4,403	(959)	(2,289)
GAAP net income	$48,990	$(261,507)	$100,535	$(160,112)

Net Economic Leverage

The computation of net economic leverage as of September 30, 2008 is as follows:

(amounts in thousands)
Economic borrowings:
Collateralized loan obligation senior secured notes	$5,977,278
Secured revolving credit facility	378,306
Convertible senior notes	300,000
Total economic borrowings excluding junior subordinated notes	6,655,584
Less: Economic unrestricted cash	(196,526)
Total economic debt excluding junior subordinated notes and economic unrestricted cash (A)	$6,459,058

Total economic shareholders’ equity	$1,818,853
Economic junior subordinated notes	288,671
Total economic shareholders’ equity including economic junior subordinated notes (B)	$2,107,524

Net economic leverage (A)/(B)	3.1x